Vanguard New York Municipal Money Market Fund
Supplement Dated December 4, 2020, to the Prospectus Dated March 27, 2020
Prospectus Text Changes
The following is added under the heading “The Funds and Vanguard” in the More on the Funds section:
Vanguard and the Fund’s Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund’s Board may terminate the temporary expense limitation at any time.
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Vanguard Marketing Corporation, Distributor.PS 076B 122020